UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 30, 2018

PEAK RESORTS, INC.

(Exact name of registrant as specified in its charter)

Missouri	001-35363	43-1793922
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

17409 Hidden Valley Drive
Wildwood, Missouri		63025
(Address of principal executive offices)		(Zip Code)

(636) 938-7474

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     ☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 30, 2018, Peak Resorts, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) to approve certain matters relating to the proposed financing to fund the Company’s acquisition of Snow Time, Inc. (“Snow Time”). The Company has previously disclosed the terms of the Snow Time acquisition and related proposed financing in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on September 24, 2018 and the definitive proxy statement filed with the Commission and distributed to stockholders on October 16, 2018 (the “Special Meeting Proxy Statement”).

At the Special Meeting, stockholders were asked to consider the following proposals: (i) approval, in accordance with Nasdaq Rule 5635(a), of the issuance of the Series A Preferred Stock, Option Warrants, Financing Warrant, Extension Warrant and Common Stock upon conversion of the Series A Preferred Stock and exercise of the Option Warrants, Financing Warrant and Extension Warrant pursuant to the terms of the Commitment Letter, as defined and described in the Special Meeting Proxy Statement (the “Nasdaq Proposal”); and (ii) approval of any motion properly brought before the Special Meeting to adjourn the Special Meeting, if necessary to solicit additional votes in favor of the Nasdaq Proposal. Pursuant to the terms of the Company’s Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”), which is convertible into shares of the Company’s common stock, the holder of the Series A Preferred Stock was entitled to vote, on an as-converted basis, together with holders of the Company’s common stock on all matters submitted to a vote at the Special Meeting. The information reported below includes the tabulation of votes of holders of both the Company’s common stock and Series A Preferred Stock.

The Company's stockholders voted as follows on these matters:

1.

The Company's stockholders approved, in accordance with Nasdaq Rule 5635(a), the issuance of the Series A Preferred Stock, Option Warrants, Financing Warrant, Extension Warrant and Common Stock upon conversion of the Series A Preferred Stock and exercise of the Option Warrants, Financing Warrant and Extension Warrant pursuant to the terms of the Commitment Letter, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,591,585	41,954	5,406	0

2.	The Company's stockholders voted to approve any motion to adjourn the Special Meeting if necessary to solicit additional votes in favor of the Nasdaq Proposal, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,521,225	111,628	6,092	0

Because the Nasdaq Proposal passed, no motion to adjourn the Special Meeting was made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2018

PEAK RESORTS, INC. (Registrant)

By:	/s/ Christopher J. Bub
Name:	Christopher J. Bub
Title:	Chief Financial Officer